LONG-TERM DEBT (Disclosure of long-term debt) (Details) - CAD ($)	Mar. 31, 2025	Mar. 31, 2024	Feb. 10, 2022
Debt instruments held [abstract]
First mortgage payable in monthly installments of $43,764 (2023 - $85,504) including interest at 5% per annum, due October 1, 2025, with land and building, having a net book value of $1,910,158 (March 31, 2023: $2,012,414), pledged as collateral	$ 346,747	$ 757,727	$ 1,949,000
Less current portion	(346,747)	(498,613)
Total long-term debt	$ 0	$ 259,114